Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable

6. Notes Payable

At December 31, 2010 and 2009, notes payable consisted of the following:

	December 31
	2010	2009
Unsecured notes (1)	$184	$1,665
Secured notes (2)	—	48,136

Total	$184	$49,801

(1)	In 2010 and 2009, unsecured notes payable consisted primarily of committed lines of credit at banks to fund short-term working capital needs. The weighted-average interest rate on outstanding notes payable borrowings in 2010 and 2009 was 3.48% and 7.03%.
(2)	During 2009, the Company had borrowings under its revolver of $28,100, essentially all of which was borrowed in the first quarter of 2009. These borrowings were settled on the Effective Date in accordance with the Plan. The unused portion of these lines of credit totaled $6,638 at December 31, 2009. The secured portion of the debt is collateralized by letters of credit available under a multi-currency revolving credit facility of $50,000 which was a part of the Company's credit agreement. Interest rates were variable and were based upon local market rates. Annual commitment and similar fees charged by the banks approximate 0.75% of the unused facilities. The weighted-average interest rate on the total of all facilities available was 6.52% in 2009. Additionally, on December 31, 2009 the Company terminated with the counterparties all of its outstanding interest rate swap liabilities of $20,036 and converted them into notes payable to such counterparties. These borrowings were settled on the Effective Date in accordance with the Plan. The swap termination counterparties have rights similar to the lenders under the credit facility. See Note 8 for further discussion of derivatives.